UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT
                OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                Investment Company Act file number  811-04750
                                                  -------------


                       Fenimore Asset Management Trust
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                            384 North Grand Street
                                 P.O. Box 399
                          Cobleskill, New York 12043
------------------------------------------------------------------------------
             (Address of principal executive offices) (Zip code)


                               Thomas O. Putnam
                       Fenimore Asset Management Trust
                            384 North Grand Street
                          Cobleskill, New York 12043
------------------------------------------------------------------------------
                   (Name and address of agent for service)


Registrant's telephone number, including area code:  1-800-453-4392
                                                   ------------------


                    Date of fiscal year end:  December 31
                                            ---------------


                 Date of reporting period:  December 31, 2007
                                          ---------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The annual report to stockholders is filed herewith.


                                     FAM




                     VALUE FUND [LOGO] EQUITY-INCOME FUND

                 Investor Share Class and Advisor Share Class


                                ANNUAL REPORT

                              December 31, 2007

                              Table of Contents

Chairman's Commentary                                                       1

FAM Value Fund                                                              4
   Letter to Shareholders                                                   4
   Performance Summary                                                      8
   Portfolio Data                                                          10
   Expense Data                                                            11
   Statement of Investments                                                13
   Statement of Assets and Liabilities                                     18
   Statement of Operations                                                 19
   Statement of Changes in Net Assets                                      20
   Notes to Financial Statements                                           21
   Report of Independent Registered Public Accounting Firm                 29
   Investment Advisor Contract Renewal Disclosure                          30

FAM Equity-Income Fund                                                     34
   Letter to Shareholders                                                  34
   Performance Summary                                                     38
   Portfolio Data                                                          40
   Expense Data                                                            41
   Statement of Investments                                                43
   Statement of Assets and Liabilities                                     47
   Statement of Operations                                                 48
   Statement of Changes in Net Assets                                      49
   Notes to Financial Statements                                           50
   Report of Independent Registered Public Accounting Firm                 58
   Investment Advisor Contract Renewal Disclosure                          59

Information About Trustees and Officers                                    63
Proxy Information                                                          65
Definition of Terms                                                        66
Supplemental Information                                                   68




    FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this
        Code without charge, by calling FAM Funds at (800) 932-3271.

Chairman's Commentary                                                   [LOGO]

December 2007


Dear Fellow Shareholder:

      The year 2007 has turned out to be one of disappointment. The Standard & Poor's Index ended up 5.5% while the Russell 2000 Index was off -1.57%. Our optimism for decent returns which we experienced through June was dashed by the market's rising fear of an economic slowdown. High energy prices, rising inflation and the subprime credit crisis have unnerved the market and investors. While this period of weakness is painful, it is not unusual; the market has provided similarly challenging periods in the past.

      With alarming reports coming from radio, T.V. and the newspapers it is very easy to be caught up in the negative outlook of the day. Some examples illustrate the media environment:

      "Most Stocks Down, Energy Up"
          `Last Monday, the stock market retreated under the pressure of record gold prices, a slumping dollar and worries about rising prices for imported oil.'

      "White House Urges Fed to
      Lower Rates in Light of Data
      on Inflation, Housing"

      "Home Builders, Hurt
      by Credit Crunch"

      These headlines are typical of today's news items, yet they are taken from newspaper archives. The first is from The New York Times in 1979 during the post-oil embargo years. The second and third headlines are from newspaper articles written in 1990 during the Savings and Loan crisis and subsequent housing recession. Both periods were followed by significant rises in stock prices.

      With all the media hype, there is a temptation to buy stocks that are "working" now. Yet these are often the ones that have already had substantial price increases. I must caution -- it is difficult to jump on the train once the engine has left the station! That is what investors were encouraged to do at the peak of the Internet /.com stock boom in late 1999 and early 2000. Recently I have been hearing financial advisors on the radio encourage investors to over weight their portfolio in international sectors. Could they be repeating history? It is too early to tell.

Chairman's Commentary                                                   [LOGO]

One thing is certain -- the Shanghai index has increased 365% over the last two years and more importantly the average P/E (price to earnings ratio, a simplified method of valuation) of stocks on the Chinese market has risen from 19X to 46X. Sound familiar? Warren Buffett sold all of his holding in PetroChina, the large Chinese oil producing company, in 2007. Since Warren comments little on the reasons for his investment activity it is difficult to know exactly why he sold this stock holding. It is worth noting that the stock had risen 1021% while he owned it. Could it be valuation had something to do with his thinking?

      Valuation and the subsequent purchase of a stock at a reasonable economic price are important to successful investing. Equally important is to remain focused on the long term and not get caught up in short-term thinking. We are constantly reminded that our goal is to protect your capital and not to take undue risks. During periods of uncertainty, it is important for you as an investor and us as your investment advisor to remember that patience and discipline are required for a successful outcome.

      We remain committed to owning companies that we understand, have a solid financial footing as represented by their balance sheet, and are run by honest people who have a passion for the business and are good allocators of capital. While our weightings in banks, insurance companies, and consumer stocks have not been helpful to your 2007 return, we feel confident that these well-managed companies continue to build economic value that will become the foundation for future investor return.

      Each of our six analysts, including myself, has been doing a fair amount of traveling to visit the companies you own. These visits give us the confidence that the future over the next five to six years looks bright. What you may not know is that over this past year we visited all of our holdings, some more than once. Additionally, twenty-two visits were made to companies that looked intriguing but were not purchased. Some of these trips were to get background on an industry or competitor or to learn more about a company we have admired. Many of these we filed for possible future purchase. In a normal year we find maybe a handful of ideas that we think would make worthwhile investments at the right price. Valuation and price are normally the determining factors that limit our choices. This year is different. Not only would we add new money to many companies we own, but there are several new ideas that merit consideration because they are selling at attractive valuations.

      My confidence in our investment team and our disciplined investment process leads me to believe this may be a period of unique opportunity.

Chairman's Commentary                                                   [LOGO]

I personally have added to my ownership of each mutual fund and I would encourage you to add to your fund holdings if you are able to do so. We feel optimistic that your long-term investment future is bright. The short term is unpredictable, but over the long term the solid economic growth of your holdings speaks volumes about your investment future.

      Thank you for your continued trust in our investment oversight for you. We pledge to continue to work diligently to serve your investment needs.


Sincerely,


/s/ Thomas O. Putnam

Thomas O. Putnam
Chairman
Fenimore Asset Management, Inc.


Research Team

Andrew F. Boord
Eric C. Elbell, CFA
John D. Fox, CFA
Paul C. Hogan, CFA
Marc Roberts




P.S. -- The FAM Annual Shareholder Informational Meeting will be held on Tuesday, October 14, 2008. The event will be held twice on that day. The morning meeting will be held at the Holiday Inn Turf in Albany, NY and the afternoon meeting at the Cobleskill-Richmondville High School in Cobleskill, NY. Detailed information will be provided to you later in the year.

FAM Value Fund                                                          [LOGO]


Dear Fellow Value Fund Shareholder:

      At December 31, 2007 the net asset value of the Investor Class of the FAM Value Fund was $45.42. This is a decrease of -.79% from the beginning of the year. By comparison, the S&P 500 increased 5.49% and the Russell 2000 index declined -1.57%.


2007 in Review

      The most significant economic story in 2007 was housing. The drips of bad news coming from the housing market in the first half of the year became a tidal wave by December. It is clear that the spectacular appreciation in housing in 2003-2006 was driven by loose lending standards and in many cases fraud. The unwinding of these lending practices has put pressure on residential real estate resulting in the biggest decline in home prices since 1990-91. The other major story in 2007 was energy prices. The price of oil hit an all-time high near $100 a barrel in the fourth quarter.


Portfolio Activity

      We made three significant purchases in the Fund during 2007 -- American Express, Illinois Tool Works, and Johnson & Johnson. These three companies share some common traits. Over the last few years we have noticed that large companies are selling at more reasonable prices than smaller companies. In addition, we have been watching the tremendous growth occurring around the world. Our 2007 purchases are all large companies with significant sales outside of the United States. These companies have great business franchises in many countries and were available for purchase at a reasonable multiple of earnings.

      We were quite active selling stocks in 2007. Four companies that we owned at the beginning of the year were acquired by private equity funds or other corporations. As a result we sold CDW Corporation, Florida Rock, Kronos, and OSI Restaurants. In addition, we sold two consumer stocks -- Ethan Allen and Liz Claiborne -- due to concerns about the ability of these companies to grow their earnings. We also sold our entire position in Plum Creek Timber as we are concerned about its need to generate real estate sales to produce cash flow.


Performance Detail
Best Performers

      Our best performing stock, on a dollar basis, was Berkshire Hathaway with an increase in value of $12.5 million. Berkshire is the investment vehicle for the world's most famous investor -- Warren Buffett. Berkshire's stock had a terrific year increasing 29%. While the credit crisis hurt many financial stocks in 2007 -- for Berkshire

FAM Value Fund                                                          [LOGO]

the crisis means opportunity. Berkshire Hathaway has unparallel financial strength with $120 billion in shareholders' equity and $39 billion in cash. The company recently announced a number of acquisitions and entry into the municipal bond ratings business.

      The second best performing stock was Kaydon Corporation (+39%) generating $10.7 million in gains. Kaydon manufactures custom engineered products that are components to other industrial products. An example is ball bearings. Bearings go into a wide range of products from ball point pens to helicopters. Kaydon has a booming business in providing bearings to wind turbines which are used to generate clean energy.

      Once again, one of our construction materials stocks led the pack. Our third best performer was Martin Marietta Materials (+29%) with a gain of $8.3 million. A continued scarcity of materials and excellent cost control measures by management has resulted in strong earnings growth.


Worst Performers

      The biggest negative impact on performance, on a dollar basis, was from Brown & Brown (-16%) with a loss of $8.4 million. Brown & Brown is an insurance broker with headquarters in Daytona Beach, Florida. The state of Florida has instituted a number of changes in insurance laws that have resulted in a reduction in insurance premiums. While this may be good for insurance buyers in the short term, it hurt the earnings growth at Brown & Brown in 2007. Prior to this year, Brown & Brown had a record of growing its earnings per share at a double-digit rate for 14 consecutive years. We believe this record is indicative of management's skill. We are very confident that we have a great management team and that this company will continue to grow its earnings over the coming years.

      Our second and third worst performers come from the same industry -- banking. We own two banks that performed poorly in 2007 -- TCF Financial and M&T Bank (both -31%) generating losses of $7 million and $6.4 million respectively. Bank stocks in general were down over 30% in 2007. These declines are due to fears about credit losses in banks' loan portfolios. We always strive to own banks that have strong credit cultures. Both TCF and M&T Bank rank above average in credit performance over the last five and ten years. While we expect the banks we own to experience an increase in credit losses, we do not expect they will need to reduce their dividends or raise capital. We believe our bank holdings will emerge as survivors in the current credit crisis.

FAM Value Fund                                                          [LOGO]


Our Investment Outlook

      Following a disappointing year in the market and a drumbeat of negative headlines, investors are looking for a good reason to stay invested. We believe there are two good reasons to invest in the FAM Value Fund. The first is we only invest in companies that are financially strong and can thrive in a difficult environment. In these trying times companies with strong balance sheets and free cash flow can improve their competitive position. In the last few months we have seen two of our companies make acquisitions of weaker competitors. We expect this trend to continue.

      The second reason to be positive on stocks is valuation. The golden rule of investing is to buy low and sell high. While the news headlines are negative, we believe many stock prices already reflect the difficult economic environment. As of December 31, 2007 we calculate over half of the stocks in the S&P 500 index have declined more than 15% from their high price. Companies in the homebuilding and mortgage lending business are down significantly more than 15%.

      Many of the holdings in the FAM Value Fund are selling at attractive prices that we have not seen in five years. For example, two of our insurance holdings, Protective Life and White Mountains, are selling at valuation levels not seen since the 2000-2002 bear market. In addition, a number of consumer-related names like International Speedway Corporation are selling at the lowest valuations in eight years. In other words, these stocks are cheap. The good news is that low prices have always been the catalyst for positive future returns.


Capital Gains Distribution

      Our capital gains distribution was higher than normal in 2007. We sold $85 million worth of stocks that were acquired by other investors or companies, which generated almost $24 million in gains, or $1.32 per share. We have no change in our philosophy or desired holding period. We continue to invest in well-managed businesses with an intention of owning them for a long period of time.

FAM Value Fund                                                          [LOGO]


Long Term Returns

      Below is a comparison of the FAM Value Fund's returns to two market indexes over various time periods.


                          Average Annual Total Returns as of December 31, 2007


                                                                                           Life of Fund
                                 1-Year        3-Year         5-Year         10-Year         (1/2/87)

FAM Value Fund
  (Investor Shares)              -0.79%         4.42%         10.70%          8.11%           11.69%
  (Advisor Shares)*              -1.91%         3.47%           N/A            N/A               *
S&P 500 Index                     5.49%         8.62%         12.82%          5.91%           11.36%
Russell 2000 Index               -1.57%         6.80%         16.25%          7.08%           10.28%


*FAM Value Fund Advisor Shares were launched on July 1, 2003.
 The return since inception is 8.61%.


      Thank you for investing with us in FAM Value Fund.


Sincerely,


/s/ John D. Fox                                      /s/ Thomas O. Putnam

John D. Fox, CFA                                     Thomas O. Putnam
Co-Manager                                           Co-Manager

FAM Value Fund -- Performance Summary                                   [LOGO]


Annual Total Investment Returns:


                                      JANUARY 2, 1987 TO DECEMBER 31, 2007


                                    FAM VALUE FUND
                           INVESTOR SHARES    ADVISOR SHARES*    RUSSELL 2000 INDEX     S&P 500 INDEX
       FISCAL YEAR                   TOTAL RETURN                   TOTAL RETURN        TOTAL RETURN

          1987                 -17.40%              --                  -8.77%               5.25%
          1988                  35.50%              --                  24.89%              16.61%
          1989                  20.32%              --                  16.24%              31.69%
          1990                  -5.36%              --                 -19.50%              -3.11%
          1991                  47.63%              --                  46.05%              30.47%
          1992                  25.08%              --                  18.42%               7.60%
          1993                   0.21%              --                  18.90%              10.06%
          1994                   6.82%              --                  -1.82%               1.31%
          1995                  19.71%              --                  28.44%              37.53%
          1996                  11.23%              --                  16.54%              22.95%
          1997                  39.06%              --                  22.37%              33.35%
          1998                   6.19%              --                  -2.55%              28.58%
          1999                  -4.84%              --                  21.26%              21.04%
          2000                  19.21%              --                  -3.03%              -9.10%
          2001                  15.07%              --                   2.49%             -11.88%
          2002                  -5.33%              --                 -20.48%             -22.09%
          2003                  24.98%           12.99%                 47.25%              28.67%
          2004                  16.86%           15.91%                 18.33%              10.88%
          2005                   5.56%            4.62%                  4.55%               4.91%
          2006                   8.73%            7.96%                 18.37%              15.79%
          2007                  -0.79%           -1.91%                 -1.57%               5.49%


*FAM Value Fund Advisor Shares were launched on July 1, 2003.

FAM Value Fund -- Performance Summary                                   [LOGO]

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Value Fund, since inception of January 2, 1987, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM VALUE FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500

                    S&P 500    Russell 2000    FAM Value Fund

1987                  10000           10000             10000
1988                  12278           11391             11193
1989                  16170           13236             13466
1990                  15669           10655             12740
1991                  20448           15567             18808
1992                  22002           18432             23517
1993                  24224           21915             23565
1994                  24539           21521             25175
1995                  33741           27632             30143
1996                  41468           32192             33523
1997                  55318           39403             46618
1998                  71139           38378             49502
1999                  86078           46553             47105
2000                  78245           45156             56152
2001                  68934           46285             64623
2002                  53699           36797             61179
2003                  69111           54202             76464
2004                  76591           64157             89356
2005                  80352           67076             94323
2006                  93039           79398            102553
2007                  98147           78151            101800

This information represents past performance of Investor Shares of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Value Fund since the inception date of this share class, July 1, 2003, would have changed in value to $14,510 by December 31, 2007.


             Average Annual Total Returns as of December 31, 2007


                                                                                           Life of Fund
                                 1-Year        3-Year         5-Year         10-Year         (1/2/87)

FAM Value Fund
  (Investor Shares)              -0.79%         4.42%         10.70%          8.11%           11.69%
  (Advisor Shares)*              -1.91%         3.47%           N/A            N/A               *
S&P 500 Index                     5.49%         8.62%         12.82%          5.91%           11.36%
Russell 2000 Index               -1.57%         6.80%         16.25%          7.08%           10.28%



*FAM Value Fund Advisor Shares were launched on July 1, 2003. The return since inception is 8.61%.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Value Fund -- Portfolio Data                                        [LOGO]

As of December 31, 2007


TOP TEN HOLDINGS

(% of Net Assets)

Berkshire Hathaway, Inc.                6.4%
White Mountains Insurance Group         6.3%
Brown & Brown, Inc.                     5.0%
Yum! Brands, Inc.                       3.6%
Markel Corporation                      3.5%
Kaydon Corporation                      3.3%
John Wiley & Sons, Inc.                 3.2%
General Electric Company                3.2%
IDEX Corporation                        3.2%
Federated Investors                     2.8%


COMPOSITION OF NET ASSETS

Property & Casualty Insurance          16.2%
Machinery & Equipment                   9.2%
Temporary Investments                   6.8%
Health Care Services                    5.8%
Retail Stores                           5.3%
Banking                                 5.2%
Insurance Agency                        5.0%
Diversified Manufacturing               4.4%
Transportation                          4.2%
Construction Materials                  4.1%
Restaurants                             3.6%
Publishing                              3.2%
Investment Management                   2.8%
Media                                   2.8%
Life Insurance                          2.8%
Electronic Equipment                    2.5%
Recreation & Entertainment              2.4%
Diversified Health Care                 2.3%
Home Furnishings                        2.1%
Real Estate Development                 2.0%
Other                                   7.3%


Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund -- Expense Data                                          [LOGO]

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and
(2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/30/2007 to 12/31/2007).


Actual Expenses

      Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

      Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Value Fund -- Expense Data                                          [LOGO]


                                SIX MONTHS ENDED DECEMBER 31, 2007


                                                 Beginning           Ending            Expenses
                                               Account Value      Account Value          Paid
                                                 6/30/2007         12/31/2007        During Period

     Ongoing Costs Based on Actual Fund Return
A.   Investor Share Class                        $1,000.00          $  923.50           $ 5.82*
B.   Advisor Share Class                         $1,000.00          $  917.10           $10.68**

     Ongoing Costs Based on Hypothetical
     5% Yearly Return
C.   Investor Share Class                        $1,000.00          $1,018.95           $ 6.11*
D.   Advisor Share Class                         $1,000.00          $1,013.86           $11.22**


 *Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.20%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.21%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

FAM Value Fund -- Statement of Investments                              [LOGO]

December 31, 2007

                                                         SHARES        VALUE

COMMON STOCKS (93.2%)

Automotive (1.3%)
CarMax, Inc.*
  o specialty retailer of used cars and light-trucks
    in the United States                                 600,000   $ 11,850,000

Banking (5.2%)
M&T Bank Corporation
  o bank holding company that provides
    commercial and retail banking services
    to individuals, businesses, corporations
    and institutions in the Northeast                    143,000     11,664,510
TCF Financial Corp.
  o holding company that offers various banking
    services throughout the United States                796,000     14,272,280
Westamerica Bancorp
  o provides banking services to individual
    and corporate customers in northern
    and central California                               436,100     19,428,255

                                                                     45,365,045

Construction Materials (4.1%)
Martin Marietta Materials
  o produces aggregates for the construction industry    163,443     21,672,542
Vulcan Materials Company
  o produces, distributes and sells construction
    aggregates and industrial and specialty chemicals    177,065     14,004,071

                                                                     35,676,613

Diversified Health Care (2.3%)
Johnson & Johnson
  o manufacture and sales of various products
    in the health care field                             300,000     20,010,000

Diversified Manufacturing (4.4%)
General Electric Company
  o diversified industrial manufacturer                  763,875     28,316,846
Illinois Tool Works, Inc.
  o manufactures engineered products such as
    plastic and metal components and fasteners
    and specialty systems which consist of
    machinery and consumable products                    199,950     10,705,323

                                                                     39,022,169

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                    [LOGO]

December 31, 2007
                                                         SHARES        VALUE

Electronic Equipment (2.5%)
Zebra Technologies Corp.*
  o designs, manufactures and supports bar code
    label printers                                       638,502   $ 22,156,019

Financial Services (1.0%)
American Express
  o operates as a payments, network, and
    travel company worldwide as well as
    offers individual consumer credit cards              177,000      9,207,540

Health Care Services (5.8%)
Amsurg Corp.*
  o develops, acquires and operates practice-based
    ambulatory surgery centers in partnership with
    physician practice groups in the U.S.                696,150     18,837,819
Lincare Holdings*
  o provides respiratory therapy services
    to patients in the home                              530,000     18,634,800
Pediatrix Medical Group, Inc.*
  o healthcare services company focused on physician
    services for newborn, maternal-fetal and other
    pediatric subspecialty care                          200,000     13,630,000

                                                                     51,102,619

Home Furnishings (2.1%)
Mohawk Industries, Inc.*
  o produces floor covering products for
    residential and commercial applications              248,100     18,458,640

Insurance Agency (5.0%)
Brown & Brown, Inc.
  o one of the largest independent general
    insurance agencies in the U.S.                     1,879,696     44,172,856

Investment Management (2.8%)
Federated Investors, Inc.
  o provides investment management products
    and services primarily to mutual funds               600,000     24,696,000

Life Insurance (2.8%)
Protective Life Corporation
  o individual and group life/health insurance
    and guaranteed investment contracts                  591,400     24,259,228

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                    [LOGO]

December 31, 2007
                                                         SHARES        VALUE

Machinery & Equipment (9.2%)
Donaldson Company, Inc.
  o designs, manufactures and sells
    filtration systems and replacement parts             311,200   $ 14,433,456
Graco Inc.
  o supplies systems and equipment for the
    management of fluids in industrial, commercial
    and vehicle lubrication applications                 261,550      9,745,353
IDEX Corporation
  o manufactures proprietary, highly engineered
    industrial products and pumps                        771,750     27,883,327
Kaydon Corporation
  o custom-engineers products including bearings,
    filters, and piston rings                            530,700     28,944,378

                                                                     81,006,514

Media (2.8%)
Meredith Corporation
  o magazine publishing and tv broadcasting              447,450     24,600,801

Pharmaceuticals (1.5%)
Barr Pharmaceuticals*
  o specialty pharmaceutical company that
    develops, manufactures and markets both
    generic and pharmaceutical products                  250,000     13,275,000

Property and Casualty Insurance (16.1%)
Berkshire Hathaway Inc.*
  o holding company for various insurance
    and industrial companies                                 395     55,932,000
Markel Corporation*
  o sells specialty insurance products                    61,850     30,374,535
White Mountains Ins. Grp., Ltd.
  o personal property and casualty, and reinsurance      108,275     55,658,764

                                                                    141,965,299

Publishing (3.2%)
John Wiley & Sons, Inc.
  o publisher of print and electronic products,
    specializing in scientific, technical professional
    and medical books and journals                       661,700     28,340,611

Real Estate Development (2.0%)
Forest City Enterprises
  o ownership, development, management and
    acquisition of commercial and residential
    real estate properties                               400,000     17,776,000

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                    [LOGO]

December 31, 2007
                                                         SHARES        VALUE

Recreation and Entertainment (2.4%)
International Speedway Corporation
  o owns and operates auto racing tracks
    including Daytona                                    515,688   $ 21,236,032

Recreation Vehicles (1.1%)
Winnebago Industries
  o manufacturer of self-contained recreational
    vehicles used primarily in leisure travel            457,500      9,616,650

Registered Investment Company (1.8%)
Allied Capital Corp
  o venture capital corporation for entrepreneurs
    and management                                       736,391     15,832,407

Restaurants (3.6%)
YUM! Brands, Inc.
  o quick service restaurants including KFC,
    Pizza Hut and Taco Bell                              833,600     31,901,872

Retail Stores (5.3%)
Bed Bath & Beyond, Inc.*
  o national chain of retail stores selling domestic
    merchandise such as bed linens, bath items,
    kitchen textiles and home furnishings                502,600     14,771,414
Ross Stores, Inc.
  o chain of off-price retail apparel and
    home accessories stores                              921,422     23,560,760
Whole Foods Market, Inc.
  o national grocery store selling organic
    and natural products                                 200,000      8,160,000

                                                                     46,492,174

Transportation (4.2%)
Forward Air Corporation
  o provides surface transportation and
    related logistics services to the deferred
    air freight market in North America                  439,233     13,690,893
Heartland Express, Inc.
  o short-to-medium-haul truckload carrier
    of general commodities                             1,333,333     18,906,662
Knight Transportation, Inc.
  o transportation of general commodities
    in the U.S.                                          300,000      4,443,000

                                                                     37,040,555

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                    [LOGO]

December 31, 2007
                                                         SHARES        VALUE

Wholesale Distribution (0.7%)
SCP Pool Corp.
  o wholesale distributor of swimming pool supplies      290,950   $  5,769,538

Total Common Stocks (Cost $518,654,483)                            $820,830,182


TEMPORARY INVESTMENTS (6.8%)
Money Market Fund (3.4%)
First American Treasury Fund                          29,855,141   $ 29,855,141

U.S. Government Obligations (3.4%)                    PRINCIPAL
U.S. Treasury Bill, 2.6%, with maturity to 2/14/08   $30,000,000     29,904,667

Total Temporary Investments (Cost $59,759,808)                     $ 59,759,808

Total Investments (Cost $578,414,291) (100%)                       $880,589,990


*Non-income producing securities.

                      See Notes to Financial Statements.

FAM Value Fund                                                          [LOGO]

December 31, 2007


                     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in securities at value (Cost $578,414,291)             $880,589,990
Cash                                                                   536,596
Receivable for fund shares                                             179,218
Dividends and interest receivable                                      740,018

        Total Assets                                               882,045,822

Liabilities
Payable for fund shares                                              2,346,085
Accrued investment advisory fees                                       760,759
Accrued shareholder servicing and administrative fee                    93,441
Accrued expenses                                                       164,615

        Total Liabilities                                            3,364,900

Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest              $576,476,872
Undistributed net investment income                                     11,285
Accumulated net realized gains                                          17,066
Net unrealized appreciation                                        302,175,699

        Net Assets                                                $878,680,922

Net Asset Value Per Share (unlimited shares of
 beneficial interest authorized at $.001 par value)
  Investor Class Shares -- based on net assets of
   $871,090,421 and 19,179,765 shares outstanding                       $45.42
  Advisor Class Shares -- based on net assets of
   $7,590,501 and 170,989 shares outstanding                            $44.39

                      See Notes to Financial Statements.

FAM Value Fund                                                          [LOGO]

Year Ended December 31, 2007


                           STATEMENT OF OPERATIONS

INVESTMENT INCOME
 Income
   Dividends                                                      $ 12,937,631
   Interest                                                          3,645,552

        Total Investment Income                                     16,583,183

 Expenses
   Investment advisory fee (Note 2)                                 10,090,054
   Administrative fee (Note 2)                                         730,855
   Shareholder servicing and related expenses (Note 2)                 457,908
   Printing and mailing                                                209,732
   Professional fees                                                   155,886
   Registration fees                                                    53,295
   Custodial fees                                                      121,880
   Trustees and Officers                                                94,645
   Distribution and Service Fees -- Advisor Class Shares (Note 2)       87,028
   Other                                                               112,552

        Total Expenses                                              12,113,835
        Less: Investment advisory fee waived (Note 2)                  (16,051)
        Expenses Paid Indirectly (Note 3)                              (12,122)

        Net Expenses                                                12,085,662

          Net Investment Income                                      4,497,521


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                  62,631,695
  Realized gain distributions                                        1,739,512
  Unrealized depreciation of investments                           (70,486,406)

    Net Loss on Investments                                         (6,115,199)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (1,617,678)

                      See Notes to Financial Statements.

FAM Value Fund                                                          [LOGO]

Years Ended December 31, 2007 and 2006


                      STATEMENT OF CHANGES IN NET ASSETS

                                                    2007             2006

CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                       $    4,497,521   $    5,127,249
  Net realized gain on investments                62,631,695       45,384,718
  Realized gain distributions                      1,739,512          909,443
  Unrealized (depreciation) appreciation
   of investments                                (70,486,406)      35,687,415

  Net (Decrease) Increase in Net Assets
   From Operations                                (1,617,678)      87,108,825


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                                (4,486,236)      (6,249,474)
    Advisor Class                                         --               --
  Net realized gain on investments
    Investor Class                               (63,799,876)     (44,788,894)
    Advisor Class                                   (569,131)        (373,060)
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 4):                   (101,512,904)     (82,391,608)

  Total Decrease in Net Assets                  (171,985,825)     (46,694,211)


NET ASSETS:
  Beginning of year                            1,050,666,747    1,097,360,958

  End of year                                 $  878,680,922   $1,050,666,747

Undistributed net investment income           $       11,285               --

                      See Notes to Financial Statements.

FAM Value Fund -- Notes to Financial Statements                         [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

      FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.


a)  Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in First American Treasury Fund are valued at that fund's net asset value.


b)  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

    FIN 48 provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year and recognized as: a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Management has evaluated the application of FIN 48 and has determined it has no impact on the financial statements.

FAM Value Fund -- Notes to Financial Statements                         [LOGO]


c)  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


d)  Other

    Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.


e)  New Accounting Pronouncement

    In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the application of the Standard to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

FAM Value Fund -- Notes to Financial Statements                         [LOGO]


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

      Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2008, to 0.95% of the Fund's average daily net assets in excess of $1 billion. For the year ended December 31, 2007, the Advisor waived $16,051 as a result of this investment advisory fee limitation agreement. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

      The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the year ended December 31, 2007 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2007.

      FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the year ended December 31, 2007, shareholder servicing agent fees paid to FSS amounted to $457,908. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter.

      Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3. Indirect Expenses

      The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2007, these arrangements reduced the Fund's custodian fees by $12,122.

FAM Value Fund -- Notes to Financial Statements                         [LOGO]


Note 4. Shares of Beneficial Interest

      At December 31, 2007, an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the year ended December 31, 2007, redemption fees amounted to $1,039 and were credited to paid-in capital. Transactions were as follows:



                                            YEAR ENDED 12/31/07                 YEAR ENDED 12/31/06

                                          Shares           Amount             Shares           Amount

Shares sold
   Investor Class                        1,230,162     $  63,167,925         2,279,435     $ 112,324,360
   Advisor Class                            13,920           695,414            26,575         1,290,049
Shares issued on
 reinvestment of dividends
   Investor Class                        1,449,817        65,647,727           983,049        49,044,308
   Advisor Class                            12,032           532,433             6,976           350,132
Shares redeemed
   Investor Class                       (4,490,926)     (230,126,546)       (4,969,229)     (244,031,112)
   Advisor Class                           (28,605)       (1,429,857)          (28,628)       (1,369,345)

Net Decrease from Investor Class
 Share Transactions                     (1,810,947)    $(101,310,894)       (1,706,745)    $ (82,662,444)

Net Decrease (Increase) from
 Advisor Class Share Transactions           (2,653)    $    (202,010)            4,923     $     270,836



Note 5. Investment Transactions

      During the year ended December 31, 2007, purchases and sales of investment securities, other than short term obligations were $81,236,401 and $211,756,061. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.

FAM Value Fund -- Notes to Financial Statements                         [LOGO]


Note 6. Income Taxes and Distribution to Shareholders

      The components of distributable earnings on a tax basis at December 31, 2007 were as follows:

          Undistributed Ordinary Income                       $12,323
          Undistributed Long-term Capital Gain                $16,028

      The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $578,414,291, was as follows:

          Unrealized appreciation                        $319,646,777
          Unrealized depreciation                         (17,471,078)
                                                         ------------
          Net unrealized appreciation                    $302,175,699
                                                         ============

      The tax composition of dividends and distributions to shareholders for the years ended December 31, 2007 and 2006 were as follows:

                                               2007                2006

          Ordinary income                  $12,202,304         $15,089,676
          Long-term capital gain            56,652,939          36,321,752
                                           -----------         -----------
                                           $68,855,243         $51,411,428
                                           ===========         ===========

      Undistributed net investment income, accumulated net realized gains, net investment income and realized gain distributions, per the financial statements, differ from undistributed ordinary income, undistributed long-term capital gains, ordinary income distributions and long-term gain distributions for federal income tax purposes due to the differing book/tax treatment of short-term capital gains.


Note 7. Line of Credit

      FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $200,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2008, when any advances are to be repaid. During the year ended December 31, 2007, no amounts were drawn from the available line.


Note 8. Commitments and Contingencies

      In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

FAM Value Fund -- Notes to Financial Statements                         [LOGO]


Note 9. Financial Highlights


                                    FAM VALUE FUND -- INVESTOR CLASS SHARES


                                                                 Years Ended December 31,

Per share information
(For a share outstanding throughout the year)      2007         2006         2005        2004        2003

Net asset value, beginning of year             $  49.65   $    48.00   $    46.65    $  41.15    $  33.69

Income from investment operations:
  Net investment income                            0.25         0.24         0.39        0.09        0.10
  Net realized and unrealized
   gain (loss) on investments                     (0.66)        3.96         2.20        6.84        8.32

  Total from investment operations                (0.41)        4.20         2.59        6.93        8.42

Less distributions:
  Dividends from net investment income            (0.25)       (0.31)       (0.37)      (0.07)      (0.09)
  Distributions from net realized gains           (3.57)       (2.24)       (0.87)      (1.36)      (0.87)

  Total distributions                             (3.82)       (2.55)       (1.24)      (1.43)      (0.96)

Change in net asset value for the year            (4.23)        1.65         1.35        5.50        7.46

Net asset value, end of year                   $  45.42   $    49.65   $    48.00    $  46.65    $  41.15

Total Return                                      (0.79)%       8.73%        5.56%      16.86%      24.98%


Ratios/supplemental data
Net assets, end of year (000)                  $871,090   $1,042,174   $1,089,369    $915,742    $578,579

Ratios to average net assets of:
  Expenses                                         1.19%        1.18%        1.18%       1.20%       1.24%
  Net investment income                            0.45%        0.49%        0.82%       0.20%       0.26%
Portfolio turnover rate                            8.74%       17.53%       14.25%      10.29%       9.43%


FAM Value Fund -- Notes to Financial Statements                         [LOGO]


                                    FAM VALUE FUND -- ADVISOR CLASS SHARES


                                                                                             Period Ended
                                                     Years Ended December 31,                December 31,

Per share information
(For a share outstanding throughout the year)  2007        2006         2005        2004         2003+

Net asset value, beginning of year           $48.91      $47.37       $46.11      $40.96       $37.10

Income from investment operations:
  Net investment income (loss)                (0.28)      (0.25)++     (0.09)++    (0.35)++      0.00
  Net realized and unrealized
   gain (loss) on investments                 (0.67)       4.03         2.22        6.86         4.82

  Total from investment operations            (0.95)       3.78         2.13        6.51         4.82

Less distributions:
  Dividends from net
   investment income                             --          --           --          --        (0.09)
  Distributions from net
   realized gains                             (3.57)      (2.24)       (0.87)      (1.36)       (0.87)

  Total distributions                         (3.57)      (2.24)       (0.87)      (1.36)       (0.96)

Change in net asset value
 for the year                                 (4.52)       1.54         1.26        5.15         3.86

Net asset value, end of year                 $44.39      $48.91       $47.37      $46.11       $40.96

Total Return                                  (1.91)%      7.96%        4.62%      15.91%       12.99%*


Ratios/supplemental data
Net assets, end of year (000)                $7,591      $8,494       $7,992      $5,479       $1,562

Ratios to average net assets of:
  Expenses                                     2.19%       2.18%        2.18%       2.20%        2.25%**
  Net investment income (loss)                (0.55)%     (0.51)%      (0.19)%     (0.80)%      (0.02)%**
Portfolio turnover rate                        8.74%      17.53%       14.25%      10.29%        9.43%


 +Beginning of period reflects Advisor Class Shares inception date of 7/1/03.

++Based on average shares outstanding.

 *Not Annualized.

**Annualized.

FAM Value Fund -- Notes to Financial Statements                         [LOGO]


Note 10. Change of Independent Registered Public Accounting Firm

      On October 10, 2007, the Board of Trustees of Fenimore Asset Management Trust (the "Funds"), upon the recommendation of the Funds' audit committee, determined not to retain PricewaterhouseCoopers LLP and approved a change of the Funds' independent registered public accounting firm to Briggs, Bunting & Dougherty, LLP. PricewaterhouseCoopers LLP's reports on the financial statements of the Funds for each of the two years in the period ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as uncertainty, audit scope, or accounting principles.

      During the two years ended December 31, 2006 and through October 10, 2007, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the two years ended December 31, 2006 and through October 10, 2007, there were no reportable events within the meaning of paragraphs (1)(v)(A) through (D) of
Item 304(a) of Regulation S-K.

FAM Value Fund --
Report of Independent Registered Public Accounting Firm                 [LOGO]


To the Board of Trustees of Fenimore Asset Management Trust and Shareholders of FAM Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FAM Value Fund, a series of shares of beneficial interest of Fenimore Asset Management Trust, as of December 31, 2007, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2006 and the financial highlights for each of the years or period in the four-year period ended December 31, 2006 have been audited by other auditors, whose report dated February 1, 2007, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAM Value Fund as of December 31, 2007, the results of its operations, changes in its net assets and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                      BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
February 5, 2008

FAM Value Fund                                                          [LOGO]


Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

      In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agree ments (the "Agreements") with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

      Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

      The Board engaged in a thorough review process to determine whether or not to continue the Agreements with the Advisor. After receiving the materials they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 6, 2007, with representatives of the Advisor in order to discuss the proposed continuation of the Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board also met separately on November 14, 2007, and then with representatives of the Advisor on two occasions on November 14 and 15, 2007, prior to their required in-person meeting in order to further consider and discuss the proposed continuation of the Agreements.

      The Board then met to consider the continuation of the Agreements at an in-person meeting of the Board held on November 15, 2007. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management's stated

FAM Value Fund                                                          [LOGO]

position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on "value investing" which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as "growth investing." The Board also took into consideration the Advisor's stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it was beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds and when performance is adjusted for risk, it shows even more favorable results.

      The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time the Funds have experienced favorable long-term investment results on a comparative basis and a steady growth in assets over the long-term. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds and their portfolios.

      In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds, noting that the expenses have generally decreased over time as assets in each Fund have grown, and noting further that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber. The Board considered that the Funds receive administrative and accounting services from an affiliate of the Advisor, FAM Share holder Services, Inc. ("FSS"), and the Board reviewed the fees paid to FSS and the services provided to the Funds and their shareholders by FSS during the past year and determined that the fees were fair and reasonable and that the services provided are useful and beneficial to the ongoing operations of the Funds given that the services provided by FSS are separate and distinct services apart from the investment advisory services provided to the Funds by the Advisor. The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., ("FSI"), and the Board reviewed the distribution related services provided by FSI, the distribution fees received by FSI in connection with its distribution of the Advisor Class of shares of the Funds, and they determined that the fees were fair and

FAM Value Fund                                                          [LOGO]

reasonable and that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In the course of reviewing the nature and quality of the services provided to the Funds and their shareholders by the Advisor and its affiliates, the Board took into consideration the very favorable scores that had been awarded to the Funds by their shareholders as indicated in the results of the "Mutual Fund Shareholder Satisfaction Survey" conducted by the National Investment Company Service Association, the not-for-profit trade association serving the operations sector of the mutual fund industry.

      The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor bears the entire cost associated with the Funds' participation in various "mutual fund supermarket" programs, noting that this is beneficial to the Funds because it allows them to be held by a wide array of shareholders in a convenient manner.

      The Board reviewed the Advisor's brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that the Advisor does not have any express arrangements in place with respect to "soft dollar" arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services. With respect to the Advisor's brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

      The Board also considered information regarding the fees that the Advisor charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds' fees were reasonable when compared to the relevant circumstances of the types of accounts involved.

      In connection with the Board's consideration of the ways in which economies of scale are reflected with respect to the Agreements, the Board took note of the fact that the Advisor had previously entered into a voluntary expense limitation arrangement with the Funds pursuant to which the investment advisory fees payable to the Advisor by each of the Funds is reduced on assets in excess of $1 billion from the stated contractual rate of 1.00% of the average daily net assets of each respective Fund to 0.95% of the average daily net assets of those assets in each Fund in excess of $1 billion for the two year period from January 1, 2005 through December 31, 2006. This limitation on the amount of the investment advisory fees payable under the Agreements was extended to December 31, 2007 and again extended to December 31, 2008. The limitation on the amount of the investment advisory fees payable under the Agreements is in addition to the contractual arrangement in place with respect to each of the Funds pursuant to which the Advisor has previously agreed to limit

FAM Value Fund                                                          [LOGO]

the total operating expenses of each class of shares of the Funds and is reviewed by the Board each year in connection with the further continuation of the Agreements.

      In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as well as the Advisor's willingness to enter into agreements to reduce the overall operating expenses of the Funds and the investment advisory fees payable by the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds and the investment advisory fees payable by the Funds as considered and approved at the meeting.

FAM Equity-Income Fund                                                  [LOGO]


Dear Fellow Equity-Income Fund Shareholder:

      We are disappointed by the 2007 performance of the FAM Equity-Income Fund. The year showed promise in the first half, but was overshadowed by the sub-prime mortgage issue which kicked off a worldwide credit crunch and a lockup in the credit markets. While the Fund did not have any investments in the areas experiencing the large asset write-offs, many of the financial companies in the Fund were painted with the same brush even though their balance sheets are solid.

FAM Equity-Income Fund
  (Investor Class Shares)                            -3.64%
Russell 2000 Index (small companies)                 -1.57%
S&P 500 Index (large companies)                      +5.49%


Overview of 2007

      The biggest story in 2007 was the meltdown in the sub-prime mortgage market. For the last few years mortgage lenders were eager to lend money up to 100% of the value of the home or more. They even extended credit to people who couldn't verify their income. This was a huge departure from the past when lenders would only loan up to 80% of the value of the home without requiring mortgage insurance. We have invested in banks for years and have seen first-hand what happens when other banks have loose lending standards. It always ends badly for them. It didn't take a rocket scientist to know that these lax mortgage lending standards would come back to haunt the mortgage companies. As Yogi Berra said, "It's like deja vu all over again."

      As it turns out, the sub-prime mortgage mess touched off a financial crisis which is much broader than anyone imagined. The good news is that we made a conscious decision to stay clear of sub-prime mortgage lenders. We sold our position in H&R Block and North Fork bank in 2006, since both companies had sub-prime mortgage operations. The bad news is that investors have shunned the entire financial sector for fear that there is another shoe to drop. Our opinion is that the brunt of the fallout will be with the investment banks and mortgage lenders. We have never owned any of these companies. We believe our banks (7.3% of the portfolio) are solid and are actually in a better competitive position today than they were at this time last year. Our investments in life insurance and property casualty insurance (9.3% of the portfolio) are also very sound.

      Another significant trend in 2007 was the number of companies purchased by private equity funds. These funds were able to attract massive amounts of capital and borrow at very advantageous rates combined with easy terms. This led to a speculative environment where investors tried to figure out which company would be purchased next. We had two companies purchased by private equity during the year. Unfortunately, CDW was purchased by a private equity fund. We did get a nice pop in the stock, but we think we would have made more money by owning the company for many more years. One of the negative aspects of the private equity activity was that it made companies much more expensive to be acquired by strategic buyers.

FAM Equity-Income Fund                                                  [LOGO]

We heard this numerous times from management teams of companies that we own in the Fund. There were several businesses that were bought by private equity funds that our companies would have liked to own, but the final purchase price was just too rich for them. We like companies that are disciplined buyers; however, they were at a disadvantage for the last few years. Now, with the problems in the financial markets, lending standards have tightened considerably and many private equity deals are falling apart. Once again the environment is turning more favorable for the companies that we own in the Fund.


What we Look for in an Investment

      Each year we highlight what we look for in an investment so that investors can gain an understanding of what they own. This year we think it is even more important given the fear in the markets. First, we seek good businesses that we understand, have a competitive advantage, and possess high profit margins. We also want these businesses to grow and increase their market share.

      Second, we want companies that have little or no debt and strong free cash flow, and deploy capital wisely. In today's environment, where the possibility of going into a recession is talked about on a daily basis, this may be the most important element. We favor companies that have little or no debt. When companies have a lot of debt they lose financial flexibility. For example, a debt-laden company may have to pass on an attractive acquisition opportunity if no one is willing to provide them with additional financing. The more debt a company has, the more risky it becomes. In every business cycle we see companies that aren't able to make their payments under their debt obligations. They usually don't turn out to be good investments. Our philosophy is "you can't go bankrupt if you don't owe anyone money."

      Next, we want enterprises with superior management teams -- leaders who are honest, ethical, energetic and have a strong track record of increasing the economic value of their organizations, not just stock prices. The management team sets the tone for the business. They should make sure that all the employees are pulling in the same direction to reach the goals of the company. Honest and ethical behavior is critical. We believe the values of a company start at the top and work their way down. We look to the management team to increase the intrinsic value of the company over time.

      The final thing we look for in an investment is the valuation. We like to buy stocks that are on sale. That means buying a company for less than we think it is worth; in other words, buying at a discount to our estimate of actual value. We refer to this as a margin of safety and concentrate on minimizing downside risk as well as potential gain. We use many methods to determine the value of a company. Today we see many of our investments selling at attractive valuations due to the fearful environment.

FAM Equity-Income Fund                                                  [LOGO]


Best and Worst Performing Companies

      The company with the best return for the year was Kaydon Corp. (+39%), generating a gain of $1.48 million. Kaydon is benefiting from the strong industrial economy. The company manufactures custom engineered products that are components to other industrial products. Kaydon saw orders grow significantly during the year. One area of strong growth was in large diameter bearings which are used in wind turbines. Kaydon is able to charge a premium for its product because they are engineered not to fail. They typically are used in applications where the cost of failure is high. An example of this is the bearing in the rotor assembly of a helicopter. If the bearing fails, the helicopter crashes. Kaydon's business is volume sensitive so the increase in orders has a positive impact on profitability.

      The next best performing investment in the Fund was Federated Investors (+24%) generating a gain of $1.47 million. Federated is an Investment Management Company specializing in money market funds. Assets have grown nicely with all the uncertainty in the financial markets. Earnings grew 18% over the previous twelve months. We expect that money markets will continue to be an attractive investment vehicle amid the slowing U.S. economy and stock market volatility.

      The worst performing company in the Fund was Winnebago (-34%) with a loss of $2.40 million. The company experienced a soft year; however, results were not as bad as the stock price indicates. Earnings declined 4% in fiscal year 2007, yet the stock was down much more. It's interesting that in the last two quarters the company posted strong results and Wall Street estimates are calling for 18% growth this year. We believe Winnebago is the strongest player in the market and will be able to exploit the misfortunes of the weaker ones.

      The second worst performing company in the Fund was Allied Capital (-26%) with a loss of $2.16 million. Allied is a business development company and provides long-term debt and equity capital to small and medium sized businesses. The stock was down on fears that the economy will slide into a recession. From an operational standpoint things are fine. The dividend grew nicely in 2007 and a special dividend was even paid. The dividend yield was 12.3% as of year-end. This is the highest dividend yield for this company since the bear market of 2003.


Dividends

      Every company in the Fund pays a dividend. We like dividends because they are an important component of total return. Dividends are essentially cash that gets paid to shareholders of the company. The beauty of dividends is that they are yours to keep, no matter what happens to the stock price. If the stock price goes down, you still have the dividend in your bank account. If management makes a bad acquisition or pays too much for the target company, you still have the dividend. Even though we believe all the companies in the Fund are well managed and the management teams are good stewards of your capital, we like the fact that they pay a portion of earnings to us as shareholders. As the saying goes, dividends

FAM Equity-Income Fund                                                  [LOGO]

are "cash in the bank." This is different from other things that management can do with cash that may or may not increase the value of the stock. For example, if a company buys back a lot of stock with its excess cash at too high a price and then the stock price goes down, the shareholder is actually worse off than if management paid out the cash as a dividend.

      Growth of dividends is also an important component of an investment. As companies grow, often the dividend is increased over time to keep pace with earnings. A good way to look at this is yield-to-cost. The cost of the shares stays the same but as the dividend goes up so does the yield-to-cost also goes up. In other words, it's like a bond where the coupon payment grows over time. A good example of this is McGrath RentCorp, one of the holdings in the Fund. Their current dividend yield is 2.5%. Since we have owned shares in the company for years, our cost is $14.77 which makes the yield-to-cost 4.7%, almost twice the dividend yield of an investor buying shares in the company today. We hope you share our enthusiasm for companies that grow their dividends over time.


Outlook

      From a big picture perspective we think the period of highest risk from the mortgage crisis has likely passed. The prices of stocks, bonds, and other financial instruments have already adjusted to reflect the current state. The problems in the mortgage market and the financial system are now known and can be fixed. We also see some signs that things are improving, but ultimately this will take time. Once investors feel things are not getting worse, the market will focus on the turnaround. Remember, the markets are inherently forward looking.

      Despite the poor performance in 2007, the Fund owns companies that have strong market positions and will be able to weather the storm over the long-term. We believe they are selling at attractive valuations. In fact, several companies in the Fund are selling at valuations we haven't seen in several years. These valuations give us confidence in the future because it's easier to make good investment returns when stocks are trading at low valuations than when they are high.

      We thank you for your continued support in this challenging environment. We are working diligently on your behalf. We hope you have a great 2008.


Sincerely,


/s/ Paul Hogan

Paul Hogan, CFA
Co-Manager


/s/ Thomas O. Putnam

Thomas O. Putnam
Co-Manager

FAM Equity-Income Fund -- Performance Summary                           [LOGO]

Annual Total Investment Returns:


                                      APRIL 1, 1996 TO DECEMBER 31, 2007


                                FAM EQUITY-INCOME FUND
                          INVESTOR SHARES     ADVISOR SHARES*    RUSSELL 2000 INDEX     S&P 500 INDEX
       FISCAL YEAR                   TOTAL RETURN                   TOTAL RETURN        TOTAL RETURN

     4/1/96-12/31/96            11.84%                --                10.3%                15.2%
          1997                  26.90%                --               22.37%               33.35%
          1998                   4.67%                --               -2.55%               28.58%
          1999                  -6.98%                --               21.26%               21.04%
          2000                  17.18%                --               -3.03%               -9.10%
          2001                  20.79%                --                2.49%              -11.88%
          2002                  -2.25%                --              -20.48%              -22.09%
          2003                  20.30%              9.83%              47.25%               28.67%
          2004                  14.04%             13.05%              18.33%               10.88%
          2005                   5.75%              4.76%               4.55%                4.91%
          2006                   6.57%              5.73%              18.37%               15.79%
          2007                  -3.64%             -4.58%              -1.57%                5.49%


*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.

FAM Equity-Income Fund -- Performance Summary                           [LOGO]

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Equity-Income Fund, since inception April 1, 1996, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
       FAM EQUITY-INCOME FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500

                    S&P 500     Russell 2000     FAM Equity-Income Fund

1996                  10000            10000                      10000
1997                  15368            13501                      14202
1998                  19763            13150                      14865
1999                  23913            15951                      13824
2000                  21737            15472                      16199
2001                  19150            15859                      19567
2002                  14918            12608                      19127
2003                  19200            18571                      23010
2004                  21287            21963                      26241
2005                  22332            22963                      27750
2006                  25858            27181                      29573
2007                  27278            26754                      28484

This information represents past performance of Investor Shares of the FAM Equity-Income Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Equity-Income Fund since the inception date of this share class, July 1, 2003, would have changed in value to $13,123 by December 31, 2007.


                      Average Annual Total Returns as of December 31, 2007


                                                                                           Life of Fund
                                 1-Year        3-Year         5-Year         10-Year         (4/1/96)

FAM Equity-Income Fund
  (Investor Shares)              -3.64%         2.79%          8.30%          7.21%            9.31%
  (Advisor Shares)*              -4.58%         1.86%           N/A            N/A               *
S&P 500 Index                     5.49%         8.62%         12.82%          5.91%            9.02%
Russell 2000 Index               -1.57%         6.80%         16.25%          7.08%            8.85%


*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.
 The return since inception is 6.22%.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Equity-Income Fund -- Portfolio Data                                [LOGO]

As of December 31, 2007


TOP TEN HOLDINGS

(% of Net Assets)

John Wiley & Sons, Inc.                 5.8%
White Mountains Insurance               5.5%
Courier Corporation                     5.4%
McGrath Rentcorp                        4.7%
Kaydon Corporation                      4.7%
IDEX Corporation                        4.7%
Ross Stores, Inc.                       4.7%
Martin Marietta Materials               4.6%
Westamerica Bancorp                     4.5%
Brown & Brown, Inc.                     3.9%


COMPOSITION OF NET ASSETS

Machinery & Equipment                  13.0%
Publishing                             11.2%
Banking                                 7.4%
Temporary Investments                   6.6%
Investment Management                   6.2%
Construction Materials                  5.7%
Property & Casualty Insurance           5.5%
Transportation                          5.5%
Commercial Services                     4.7%
Retail Stores                           4.7%
Insurance Agency                        3.9%
Life Insurance                          3.8%
Recreation Vehicles                     3.7%
Registered Investment Company           3.6%
Diversified Manufacturing               3.3%
Diversified Health Care Services        2.9%
Financial Services                      2.7%
Real Estate Investment Trust            2.7%
Other                                   2.9%




Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Equity-Income Fund -- Expense Data                                  [LOGO]

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and
(2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/30/2007 to 12/31/2007).


Actual Expenses

      Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

      Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Equity-Income Fund -- Expense Data                                  [LOGO]


                                  SIX MONTHS ENDED DECEMBER 31, 2007


                                                 Beginning           Ending            Expenses
                                               Account Value      Account Value          Paid
                                                 6/30/2007         12/31/2007        During Period

     Ongoing Costs Based on Actual Fund Return
A.   Investor Share Class                        $1,000.00          $  875.20           $ 6.24*
B.   Advisor Share Class                         $1,000.00          $  870.00           $10.98**

     Ongoing Costs Based on Hypothetical
     5% Yearly Return
C.   Investor Share Class                        $1,000.00          $1,018.35           $ 6.72*
D.   Advisor Share Class                         $1,000.00          $1,013.25           $11.82**


 *Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.32%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.33%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

FAM Equity-Income Fund -- Statement of Investments                      [LOGO]

December 31, 2007

                                                         SHARES        VALUE

COMMON STOCKS (93.4%)

Banking (7.3%)
M&T Bank Corporation
  o bank holding company that provides
    commercial and retail banking services
    to individuals, businesses, corporations
    and institutions in the Northeast                     40,100   $  3,270,957
Westamerica Bancorp
  o provides banking services to individual
    and corporate customers in northern
    and central California                               118,000      5,256,900

                                                                      8,527,857

Commercial Services (4.7%)
McGrath RentCorp
  o modular building and electronic test equipment
    rentals, subsidiary classroom manufacturing          213,600      5,500,200

Construction Materials (5.7%)
Martin Marietta Materials
  o produces aggregates for the construction industry     40,200      5,330,520
Vulcan Materials Company
  o produces, distributes and sells construction
    materials and industrial and specialty chemicals      16,399      1,296,997

                                                                      6,627,517

Diversified Health Care (2.9%)
Johnson & Johnson
  o manufacture and sales of various products
    in the health care field                              51,000      3,401,700

Diversified Manufacturing (3.3%)
General Electric Company
  o diversified industrial manufacturer                  104,221      3,863,472

Electronic Equipment (1.5%)
Cognex Corp.
  o develops, manufactures and markets
    machine vision systems used to
    automate manufacturing processes                      85,700      1,726,855

Financial Services (2.7%)
American Express
  o operates as a payments, network, and
    travel company worldwide as well as
    offers individual consumer credit cards               60,500      3,147,210

                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued            [LOGO]

December 31, 2007
                                                         SHARES        VALUE

Insurance Agency (3.8%)
Brown & Brown, Inc.
  o one of the largest independent general
    insurance agencies in the U.S.                       191,200   $  4,493,200

Investment Management (6.2%)
Federated Investors
  o provides investment management products
    and services primarily to mutual funds               105,200      4,330,032
Franklin Resources, Inc.
  o provides investment management and
    fund administration services as well as
    retail-banking and consumer lending services          25,000      2,860,750

                                                                      7,190,782

Life Insurance (3.8%)
Protective Life Corporation
  o individual and group life/health insurance and
    guaranteed investment contracts                      108,219      4,439,143

Machinery & Equipment (12.9%)
Donaldson Company, Inc.
  o designs, manufactures and sells
    filtration systems and replacement parts              88,800      4,118,544
IDEX Corporation
  o manufactures proprietary, highly engineered
    industrial products and pumps                        150,205      5,426,907
Kaydon Corporation
  o custom-engineers products including bearings,
    filters, and piston rings                            100,000      5,454,000

                                                                     14,999,451

Media (1.1%)
Meredith Corporation
  o magazine publishing and tv broadcasting               24,373      1,340,028

Property and Casualty Insurance (5.5%)
White Mountains Ins. Grp., Ltd.
  o personal property and casualty, and reinsurance       12,375      6,361,369

                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued            [LOGO]

December 31, 2007
                                                         SHARES        VALUE

Publishing (11.2%)
Courier Corporation
  o manufactures and publishes specialty books,
    including Dover Publications                         189,850   $  6,266,949
John Wiley & Sons, Inc.
  o publisher of print and electronic products,
    specializing in scientific, technical professional
    and medical books and journals                       157,650      6,752,149

                                                                     13,019,098

Real Estate Investment Trust (2.7%)
CBL & Associates Properties, Inc.
  o real estate investment trust (REIT),
    engaging in the ownership, development,
    acquisition, leasing, management,
    and operation of regional malls and
    community centers                                    131,500      3,144,165

Recreation and Entertainment (0.8%)
International Speedway Corporation
  o owns and operates auto racing tracks
    including Daytona                                     23,300        959,494

Recreation Vehicles (3.6%)
Winnebago Industries
  o manufacturer of self-contained recreational
    vehicles used primarily in leisure travel            202,500      4,256,550

Registered Investment Company (3.6%)
Allied Capital Corp.
  o venture capital corporation for entrepreneurs
    and management                                       193,714      4,164,851

Retail Stores (4.6%)
Ross Stores, Inc.
  o chain of off-price retail apparel and
    home accessories stores                              211,641      5,411,660

                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued            [LOGO]

December 31, 2007
                                                         SHARES        VALUE

Transportation (5.5%)
Forward Air Corporation
  o provides surface transportation and
    related logistics services to the deferred
    air freight market in North America                   90,000   $  2,805,300
Heartland Express, Inc.
  o short-to-medium-haul truckload carrier
    of general commodities                               250,533      3,552,558

                                                                      6,357,858

Total Common Stocks (Cost $83,792,627)                             $108,932,460


TEMPORARY INVESTMENTS (6.6%)
Money Market Fund (2.3%)
First American Treasury Fund                           2,683,809   $  2,683,809

U.S. Government Obligations (4.3%)                     PRINCIPAL
U.S. Treasury Bill, 2.6%, with maturity to 2/14/08    $5,000,000      4,984,111

Total Temporary Investments (Cost $7,667,920)                      $  7,667,920

Total Investments (Cost $91,460,547) (100%)                        $116,600,380

                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                  [LOGO]

December 31, 2007


                     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in securities at value (Cost $91,460,547)           $116,600,380
Cash                                                                129,422
Dividends and interest receivable                                   211,498
Receivable for fund shares                                           13,601

        Total Assets                                            116,954,901

Liabilities
Payable for investment securities purchased                         804,621
Payable for fund shares                                             151,725
Accrued investment advisory fee                                     100,226
Accrued shareholder servicing and administrative fees                12,753
Accrued expenses                                                     67,834

        Total Liabilities                                         1,137,159

Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest           $ 90,669,652
Undistributed net investment income                                   1,760
Accumulated net realized gains                                        6,497
Net unrealized appreciation                                      25,139,833

        Net Assets                                             $115,817,742

Net Asset Value Per Share (unlimited shares of
 beneficial interest authorized at $.001 par value)
  Investor Class Shares -- based on net assets of
   $112,471,717 and 5,890,318 shares outstanding                     $19.09
  Advisor Class Shares -- based on net assets of
   $3,346,025 and 177,433 shares outstanding                         $18.86

                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                  [LOGO]

Year Ended December 31, 2007


                           STATEMENT OF OPERATIONS

INVESTMENT INCOME
 Income
   Dividends                                                      $  2,597,811
   Interest                                                            373,964

        Total Investment Income                                      2,971,775

 Expenses
   Investment advisory fee (Note 2)                                  1,350,878
   Administrative fee (Note 2)                                         101,316
   Shareholder servicing and related expenses (Note 2)                  65,620
   Printing and mailing                                                 44,815
   Professional fees                                                    48,731
   Registration fees                                                    33,298
   Custodial fees                                                       20,125
   Trustees and Officers                                                94,645
   Distribution and Service Fees -- Advisor Class Shares (Note 2)       38,561
   Other                                                                24,900

        Total Expenses                                               1,822,889
        Expenses Paid Indirectly (Note 3)                               (3,371)

        Net Expenses                                                 1,819,518

          Net Investment Income                                      1,152,257


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                   8,409,791
  Realized gain distributions                                          358,578
  Unrealized depreciation of investments                           (13,507,993)

    Net Loss on Investments                                         (4,739,624)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (3,587,367)

                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                  [LOGO]

Years Ended December 31, 2007 and 2006


                      STATEMENT OF CHANGES IN NET ASSETS

                                                    2007             2006

CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                        $  1,152,257      $    841,386
  Net realized gain on investments                8,409,791         7,917,576
  Realized gain distributions                       358,578           239,237
  Unrealized (depreciation) appreciation
   of investments                               (13,507,993)         (236,594)

  Net (Decrease) Increase in Net Assets
   From Operations                               (3,587,367)        8,761,605


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                               (1,150,497)       (1,078,611)
    Advisor Class                                        --                --
  Net realized gain on investments
    Investor Class                               (8,512,776)       (7,253,566)
    Advisor Class                                  (254,654)         (203,602)
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 4):                   (17,143,463)      (35,899,942)

  Total Decrease in Net Assets                  (30,648,757)      (35,674,116)


NET ASSETS:
  Beginning of year                             146,466,499       182,140,615

  End of year                                  $115,817,742      $146,466,499

Undistributed net investment income            $      1,760                --

                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

      FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.


a)  Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in First American Treasury Fund are valued at that fund's net asset value.


b)  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

    FIN 48 provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year and recognized as: a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Management has evaluated the application of FIN 48 and has determined it has no impact on the financial statements.

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


c)  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


d)  Other

    Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.


e)  New Accounting Pronouncement

    In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the application of the Standard to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

      Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2008, to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the year ended December 31, 2007. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

      The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the year ended December 31, 2007 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2007.

      FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the year ended December 31, 2007, shareholder servicing agent fees paid to FSS amounted to $65,620. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter.

      Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3. Indirect Expenses

      The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2007, these arrangements reduced the Fund's custodian fees by $3,371.

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


Note 4. Shares of Beneficial Interest

      At December 31, 2007, an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the year ended December 31, 2007, redemption fees amounted to $184 and were credited to paid-in capital. Transactions were as follows:



                                            YEAR ENDED 12/31/07                 YEAR ENDED 12/31/06

                                          Shares          Amount             Shares          Amount

Shares sold
   Investor Class                          489,220     $ 10,902,449           993,318     $ 21,825,426
   Advisor Class                             2,578           56,490            27,694          607,640
Shares issued on
 reinvestment of distributions
   Investor Class                          467,046        9,067,767           359,368        7,845,239
   Advisor Class                            13,076          246,488             9,114          197,271
Shares redeemed
   Investor Class                       (1,662,408)     (36,947,511)       (3,013,950)     (65,143,264)
   Advisor Class                           (21,532)        (469,146)          (59,776)      (1,232,254)

Net Decrease from Investor Class
 Share Transactions                       (706,142)    $(16,977,295)       (1,661,264)    $(35,472,599)

Net Decrease from Advisor Class
 Share Transactions                         (5,878)    $   (166,168)          (22,968)    $   (427,343)



Note 5. Investment Transactions

      During the year ended December 31, 2007, purchases and sales of investment securities, other than short term obligations were $20,494,943 and $42,733,159. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


Note 6. Income Taxes and Distribution to Shareholders

      The components of distributable earnings on a tax basis at December 31, 2007 were as follows:

         Undistributed Ordinary Income                        $2,198
         Undistributed Long-term Capital Gain                 $6,059

      The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $91,460,546, was as follows:

         Unrealized appreciation                         $29,270,720
         Unrealized depreciation                          (4,130,887)
                                                         -----------
         Net unrealized appreciation                     $25,139,833
                                                         ===========

      The tax composition of dividends and distributions to shareholders for the years ended December 31, 2007 and 2006 were as follows:

                                              2007                2006

         Ordinary income                   $1,343,393          $3,047,152
         Long-term capital gain             8,574,534           5,488,627
                                           ----------          ----------
                                           $9,917,927          $8,535,779
                                           ==========          ==========

      Undistributed net investment income, accumulated net realized gains, net investment income and realized gain distributions, per the financial statements, differ from undistributed ordinary income, undistributed long-term capital gains, ordinary income distributions and long-term gain distributions for federal income tax purposes due to the differing book/tax treatment of short-term capital gains.


Note 7. Line of Credit

      FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $50,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2008, when any advances are to be repaid. During the year ended December 31, 2007, no amounts were drawn from the available line.


Note 8. Commitments and Contingencies

      In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


Note 9. Financial Highlights


                             FAM EQUITY-INCOME FUND -- INVESTOR CLASS SHARES


                                                               Years Ended December 31,

Per share information
(For a share outstanding throughout the year)      2007        2006         2005        2004        2003

Net asset value, beginning of year             $  21.61    $  21.52     $  20.48    $  18.27    $  15.45

Income from investment operations:
  Net investment income+                           0.20        0.12         0.14        0.15        0.12
  Net realized and unrealized
   gain (loss) on investments                     (0.97)       1.30         1.03        2.40        3.00

  Total from investment operations                (0.77)       1.42         1.17        2.55        3.12

Less distributions:
  Dividends from net investment income            (0.20)      (0.16)       (0.13)      (0.15)      (0.12)
  Distributions from net realized gains           (1.55)      (1.17)          --       (0.19)      (0.18)

  Total distributions                             (1.75)      (1.33)       (0.13)      (0.34)      (0.30)

Change in net asset value for the year            (2.52)       0.09         1.04        2.21        2.82

Net asset value, end of year                   $  19.09    $  21.61     $  21.52    $  20.48    $  18.27

Total Return                                      (3.64)%      6.57%        5.75%      14.04%      20.30%


Ratios/supplemental data
Net assets, end of year (000)                  $112,472    $142,546     $177,740    $148,776    $114,194

Ratios to average net assets of:
  Expenses, total                                  1.32%       1.28%        1.26%       1.27%       1.28%
  Net investment income                            0.88%       0.55%        0.66%       0.79%       0.73%
Portfolio turnover rate                           16.16%      19.01%       14.11%      17.64%       6.46%


+Based on average shares outstanding.

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


                             FAM EQUITY-INCOME FUND -- ADVISOR CLASS SHARES


                                                                                             Period Ended
                                                        Years Ended December 31,             December 31,

Per share information
(For a share outstanding throughout the year)  2007        2006         2005        2004         2003+

Net asset value, beginning of year           $21.39      $21.33       $20.36      $18.18       $16.77

Income from investment operations:
  Net investment income (loss)                (0.03)      (0.10)++     (0.07)++    (0.04)++      0.10
  Net realized and unrealized
   gain (loss) on investments                 (0.95)       1.33         1.04        2.41         1.54

  Total from investment operations            (0.98)       1.23         0.97        2.37         1.64

Less distributions:
  Dividends from net
   investment income                             --          --           --          --        (0.05)
  Distributions from net
   realized gains                             (1.55)      (1.17)          --       (0.19)       (0.18)

  Total distributions                         (1.55)      (1.17)          --       (0.19)       (0.23)

Change in net asset value
 for the year                                 (2.53)       0.06         0.97        2.18         1.41

Net asset value, end of year                 $18.86      $21.39       $21.33      $20.36       $18.18

Total Return                                  (4.58)%      5.73%        4.76%      13.05%        9.83%*


Ratios/supplemental data
Net assets, end of year (000)                $3,346      $3,921       $4,400      $3,017       $1,291

Ratios to average net assets of:
  Expenses                                     2.32%       2.28%        2.26%       2.27%        2.28%**
  Net investment income (loss)                (0.12)%     (0.45)%      (0.34)%     (0.21)%       1.10%**
Portfolio turnover rate                       16.16%      19.01%       14.11%      17.64%        6.46%


 +Beginning of period reflects Advisor Class Shares inception date of 7/1/03.

++Based on average shares outstanding.

 *Not Annualized.

**Annualized.

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


Note 10. Change of Independent Registered Public Accounting Firm

      On October 10, 2007, the Board of Trustees of Fenimore Asset Management Trust (the "Funds"), upon the recommendation of the Funds' audit committee, determined not to retain PricewaterhouseCoopers LLP and approved a change of the Funds' independent registered public accounting firm to Briggs, Bunting & Dougherty, LLP. PricewaterhouseCoopers LLP's reports on the financial statements of the Funds for each of the two years in the period ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as uncertainty, audit scope, or accounting principles.

      During the two years ended December 31, 2006 and through October 10, 2007, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the two years ended December 31, 2006 and through October 10, 2007, there were no reportable events within the meaning of paragraphs (1)(v)(A) through (D) of
Item 304(a) of Regulation S-K.

FAM Equity-Income Fund --
Report of Independent Registered Public Accounting Firm                 [LOGO]


To the Board of Trustees of Fenimore Asset Management Trust and Shareholders of FAM Equity-Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FAM Equity-Income Fund, a series of shares of beneficial interest of Fenimore Asset Management Trust, as of December 31, 2007, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2006 and the financial highlights for each of the years or period in the four-year period ended December 31, 2006 have been audited by other auditors, whose report dated February 1, 2007, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAM Equity-Income Fund as of December 31, 2007, the results of its operations, changes in its net assets and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                      BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
February 5, 2008

FAM Equity-Income Fund                                                  [LOGO]


Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

      In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agree ments (the "Agreements") with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

      Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

      The Board engaged in a thorough review process to determine whether or not to continue the Agreements with the Advisor. After receiving the materials they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 6, 2007, with representatives of the Advisor in order to discuss the proposed continuation of the Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board also met separately on November 14, 2007 and then with representatives of the Advisor on two occasions on November 14 and 15, 2007 prior to their required in-person meeting in order to further consider and discuss the proposed continuation of the Agreements.

      The Board then met to consider the continuation of the Agreements at an in-person meeting of the Board held on November 15, 2007. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management's stated

FAM Equity-Income Fund                                                  [LOGO]

position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on "value investing" which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as "growth investing." The Board also took into consideration the Advisor's stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it was beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds and when performance is adjusted for risk, it shows even more favorable results.

      The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time the Funds have experienced favorable long-term investment results on a comparative basis and a steady growth in assets over the long-term. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds and their portfolios.

      In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds, noting that the expenses have generally decreased over time as assets in each Fund have grown, and noting further that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber. The Board considered that the Funds receive administrative and accounting services from an affiliate of the Advisor, FAM Share holder Services, Inc. ("FSS"), and the Board reviewed the fees paid to FSS and the services provided to the Funds and their shareholders by FSS during the past year and determined that the fees were fair and reasonable and that the services provided are useful and beneficial to the ongoing operations of the Funds given that the services provided by FSS are separate and distinct services apart from the investment advisory services provided to the Funds by the Advisor. The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., ("FSI"), and the Board reviewed the distribution related services provided by FSI, the distribution fees received by FSI in connection with its distribution of the Advisor Class of shares of the Funds, and they determined that the fees were fair and

FAM Equity-Income Fund                                                  [LOGO]

reasonable and that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In the course of reviewing the nature and quality of the services provided to the Funds and their shareholders by the Advisor and its affiliates, the Board took into consideration the very favorable scores that had been awarded to the Funds by their shareholders as indicated in the results of the "Mutual Fund Shareholder Satisfaction Survey" conducted by the National Investment Company Service Association, the not-for-profit trade association serving the operations sector of the mutual fund industry.

      The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor bears the entire cost associated with the Funds' participation in various "mutual fund supermarket" programs, noting that this is beneficial to the Funds because it allows them to be held by a wide array of shareholders in a convenient manner.

      The Board reviewed the Advisor's brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that the Advisor does not have any express arrangements in place with respect to "soft dollar" arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services. With respect to the Advisor's brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

      The Board also considered information regarding the fees that the Advisor charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds' fees were reasonable when compared to the relevant circumstances of the types of accounts involved.

      In connection with the Board's consideration of the ways in which economies of scale are reflected with respect to the Agreements, the Board took note of the fact that the Advisor had previously entered into a voluntary expense limitation arrangement with the Funds pursuant to which the investment advisory fees payable to the Advisor by each of the Funds is reduced on assets in excess of $1 billion from the stated contractual rate of 1.00% of the average daily net assets of each respective Fund to 0.95% of the average daily net assets of those assets in each Fund in excess of $1 billion for the two year period from January 1, 2005 through December 31, 2006. This limitation on the amount of the investment advisory fees payable under the Agreements was extended to December 31, 2007 and again extended to December 31, 2008. The limitation on the amount of the investment advisory fees payable under the Agreements is in addition to the contractual arrangement in place with respect to each of the Funds pursuant to which the Advisor has previously agreed to limit

FAM Equity-Income Fund                                                  [LOGO]

the total operating expenses of each class of shares of the Funds and is reviewed by the Board each year in connection with the further continuation of the Agreements.

      In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as well as the Advisor's willingness to enter into agreements to reduce the overall operating expenses of the Funds and the investment advisory fees payable by the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds and the investment advisory fees payable by the Funds as considered and approved at the meeting.

FAM Funds -- Information About Trustees and Officers                    [LOGO]

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.


                                         Independent Trustees**


                                                                            Number of
                           Position(s)           Principal                  Portfolios in    Other
                           Held With Fund        Occupation(s)              Fund Complex*    Directorships
Name, Address,             and Length of         During Past                Overseen         Held by
and Age                    Time Served           5 Years                    by Trustee       Trustee

Fred "Chico" Lager         Trustee since 1996    Business Consultant;           2            N/A
384 North Grand Street                           Retired President and
Cobleskill, NY 12043                             Chief Executive Officer
Age: 53                                          of Ben & Jerry's
                                                 Homemade, Inc.

C. Richard Pogue           Trustee since 2000    Retired Executive Vice         2            N/A
384 North Grand Street                           President, Investment
Cobleskill, NY 12043                             Company Institute
Age: 71

John J. McCormack, Jr.     Trustee since 2004    Retired Group President,       2            N/A
384 North Grand Street                           TIAA-Cref Enterprises
Cobleskill, NY 12043
Age: 63

Barbara V. Weidlich        Trustee since 2004    Retired President,             2            N/A
384 North Grand Street                           National Investment
Cobleskill, NY 12043                             Company Service
Age: 63                                          Association; Managing
                                                 Director -- DEXIA
                                                 BIL Fund Services,
                                                 Dublin, Ireland

Kevin J. McCoy             Trustee since         Principal, Marvin and          2            N/A
384 North Grand Street     March 2007            Company, P.C., certified
Cobleskill, NY 12043                             public accounting firm
Age: 55


FAM Funds -- Information About Trustees and Officers continued          [LOGO]


                                    Interested Trustees and Officers***


                                                                            Number of
                           Position(s)           Principal                  Portfolios in    Other
                           Held With Fund        Occupation(s)              Fund Complex*    Directorships
Name, Address,             and Length of         During Past                Overseen         Held by
and Age                    Time Served           5 Years                    by Trustee       Trustee

Thomas O. Putnam****       President since       Chairman, Fenimore             2            N/A
384 North Grand Street     1986; Chairman        Asset Management, Inc.
Cobleskill, NY 12043       from 1986-
Age: 63                    November 2004

Joseph A. Bucci            Secretary and         Controller, Fenimore           N/A          N/A
384 North Grand Street     Treasurer since       Asset Management, Inc.
Cobleskill, NY 12043       2000
Age: 54

Charles Richter, Esq.      Chief Compliance      March 2005 to Present,         N/A          N/A
384 North Grand Street     Officer and           Chief Compliance
Cobleskill, NY 12043       Anti-Money            Officer, Fenimore Asset
Age: 51                    Laundering            Management Trust.
                           Compliance            November 2004 to
                           Officer               Present, Chief Compliance
                           since 2005            Officer, Fenimore Asset
                                                 Management, Inc.,
                                                 Fenimore Securities, Inc.;
                                                 Prior to October 2004,
                                                 Chief Operating Officer
                                                 and Chief Compliance
                                                 Officer, Manarin
                                                 Securities Corporation
                                                 and Chief Compliance
                                                 Officer, Manarin
                                                 Investment Counsel,
                                                 Omaha, NE


   *"Fund Complex" includes the two series of the Trust, FAM Value Fund and FAM Equity-Income Fund.

  **The "Independent Trustees" are those Trustees that are not considered
    "interested persons" of the Trust, as that term is defined in the 1940 Act.

 ***Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust's investment adviser, is considered an "interested person" of the Trust.

****Mr. Putnam was Chairman of the Board through October 2004.

FAM Funds -- Proxy Information                                          [LOGO]


Results of Special Meeting of Shareholders
(Unaudited)

      A special meeting of the shareholders of the Funds was held on February 26, 2007. The meeting was held for the sole purpose of electing Trustees of the Trust. As of the record date for the Meeting, there were 27,944,305 shares of beneficial interest in the Funds outstanding. Information regarding the results of the shareholder vote are set forth below. Each of the nominees was elected to the Board by the requisite shareholder vote.



Trustee                          Affirmative            % of                 Votes               % of
Nominee                             Votes            Outstanding           Withheld           Outstanding

Fred "Chico" Lager               18,666,548            66.79%               310,358              1.11%

C. Richard Pogue                 18,671,567            66.82%               305,339              1.09%

John J. McCormack                18,677,719            66.83%               299,187              1.07%

Kevin J. McCoy                   18,690,049            66.88%               286,857              1.02%

Barbara V. Weidlich              18,673,809            66.82%               303,097              1.08%

Thomas O. Putnam                 18,674,614            66.83%               302,291              1.08%


FAM Funds -- Definition of Terms                                        [LOGO]


Earnings Growth Rate. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.


Expense Ratio. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.


Median Market Cap. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.


Number of Stocks. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.


Price/Book Ratio. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.


Price/Earnings Ratio (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company's earning power, and thereby, to assist in evaluating a portfolio's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

      If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks, 10Qs and quarterly reports; as such, this data is historically based, and does include current year estimates. Some of this information may also come from Standard and Poor's and Comstock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

      Additionally, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that was sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own.

FAM Funds -- Definition of Terms continued                              [LOGO]


Return on Equity. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.


Turnover Rate. Indicates the trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which may be taxable to investors).


Yield. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

FAM Funds -- Supplemental Information                                   [LOGO]


Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission's website at http://www.sec.gov.


Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Fund's Website at http://FAMFunds.com (ii) and on the Securities and Exchange Commission's website at http://www.sec.gov.




            SPECIAL 2007 TAX INFORMATION (UNAUDITED) FOR FAM FUNDS

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

      The Value Fund distributed $56,652,939, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

      The Equity-Income Fund distributed $8,574,534, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

      For Value Fund taxable non-corporate shareholders, 100% of the Fund's income represents qualified dividend income subject to the 15% rate category.

      For Equity-Income Fund taxable non-corporate shareholders, 100% of the Fund's income represents qualified dividend income subject to the 15% rate category.

      For Value Fund corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

      For Equity-Income Fund corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Investment Advisor
Fenimore Asset
Management, Inc.
Cobleskill, NY


Custodian
U.S. Bank, N.A.
Cincinnati, OH


Independent Registered
Public Accounting Firm
Briggs Bunting & Dougherty, LLP
Philadelphia, PA


Trustees
Fred "Chico" Lager
John J. McCormack, Jr.,
 Independent Chairman
Kevin J. McCoy
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich


Legal Counsel
Dechert, LLP
Washington, DC


Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY


Distributor
Fenimore Securities, Inc.
Cobleskill, NY




[LOGO] FAM Funds
       MANAGED BY FENIMORE ASSET MANAGEMENT, INC.

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

[LOGO] FAM Funds
       MANAGED BY FENIMORE ASSET MANAGEMENT, INC.

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com




INVESTMENTS CRAFTED FOR LASTING VALUE

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800)932-3271, a copy of such code of ethics.


Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Fred Lager and Kevin
J. McCoy are each an "audit committee financial expert" and are "independent", as these terms are defined in this Item 3.


Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees 2007 - $67,000; Audit Fees 2006 - $98,511

(b)  Audit-Related Fees - None.

(c)  Tax Fees 2007 - $10,000; Tax Fees 2006 - $13,150; - Tax Preparation
     Expenses

(d)  All Other Fees - 2006 - None; 2005 - None

(e)(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by Briggs, Bunting and Dougherty, LLP must be pre-approved by the audit committee. All services performed during 2007 and 2006 were pre-approved by the committee.

(e)(2) 100 percent.

(f)  Not applicable.

(g) The aggregate fees paid to PricewaterhouseCoopers LLP for professional services to Registrant's affiliated broker-dealer for 2007 and 2006 were $17,000 and $16,000 respectively.

(h)  Not applicable.


Item 5. Audit Committee of Listed Registrants

Not Applicable.


Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.


Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers

Not applicable.


Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.


Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                        Fenimore Asset Management Trust

By (Signature and Title)*           /s/ Thomas O. Putnam
                                    ---------------------------
                                    Thomas O. Putnam, President

Date   February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*           /s/ Thomas O. Putnam
                                    ---------------------------
                                    Thomas O. Putnam, President

Date   February 15, 2008


By (Signature and Title)*           /s/ Joseph A. Bucci
                                    --------------------------
                                    Joseph A. Bucci, Treasurer

Date   February 15, 2008

* Print the name and title of each signing officer under his or her signature.